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                                  SCHEDULE 14a
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                               EMRISE CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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   (Name(s) of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3)   Filing Party:

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     (4)   Date Filed:

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               SUPPLEMENT TO PROXY STATEMENT DATED MARCH 10, 2005

               POSTPONEMENT OF SPECIAL MEETING OF STOCKHOLDERS OF
                               EMRISE CORPORATION

         The upcoming special meeting of stockholders of Emrise Corporation has been postponed. The notice of meeting, proxy statement and proxy card that were previously provided to you indicate that the meeting was scheduled for 10:00 a.m. on April 15, 2005. However, due to the temporary unavailability of our Chief Financial Officer for personal reasons, the meeting has been postponed and will be held on Friday, May 6, 2005 at 11:00 a.m. local time, at Emrise Corporation's headquarters. The following is a revised notice of special meeting of stockholders reflecting the postponement. All references in the proxy statement and proxy card to the date, time and place of the meeting should be considered to be references to the date, time and place of the postponed meeting.
                        -------------------------------

               REVISED - NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           to be held on May 6, 2005

         NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Emrise Corporation, a Delaware corporation, will be held at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California, on May 6, 2005 at 11:00 a.m. local time, for the following purposes:

         1. To consider and vote upon a proposal to amend our certificate of incorporation in order to increase our authorized common stock from 50,000,000 shares to 150,000,000 shares and make clarifying changes.

         2. To consider and vote upon a proposal to amend our certificate of incorporation in order to clarify the mechanics of our classified board.

         3. To consider and vote upon a proposal to amend and restate our certificate of incorporation in order to modernize and conform our certificate of incorporation to current Delaware corporate law and practices.

         4. To transact such other business as may properly come before the special meeting or any adjournments and postponements thereof.

Our board of directors has fixed the close of business on March 7, 2005, as the record date for determining those stockholders who will be entitled to notice of and to vote at the special meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the special meeting. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the special meeting should bring with them a legal proxy.

                                       By Order of the Board of Directors,

                                       /s/ Carmine T. Oliva

                                       Carmine T. Oliva, Chief Executive Officer

Rancho Cucamonga, California
April 8, 2005

                             YOUR VOTE IS IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE PROXY CARD THAT ACCOMPANIED THE PROXY STATEMENT AND RETURN IT PROMPTLY. RETURNING A SIGNED PROXY CARD WILL HELP US SECURE A QUORUM AND AVOID THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE PROXY STATEMENT.